                                                                     Exhibit 3.4


                               RESTATED BYLAWS OF

                          AECOM TECHNOLOGY CORPORATION

                            (a Delaware corporation)

                               TABLE OF CONTENTS
                               -----------------

                                                                               Page

                                      ARTICLE I

                                       Offices
Section 1.1  Registered Office...............................................  1
Section 1.2  Principal Executive Office......................................  1
Section 1.3  Other Offices...................................................  1
Section 1.4  Location of Books...............................................  1

                                      ARTICLE II

                               Meetings of Stockholders

Section 2.1  Place of Meetings; Organization.................................  1
Section 2.2  Annual Meetings.................................................  2
Section 2.3  Special Meetings................................................  2
Section 2.4  Stockholder Lists...............................................  2
Section 2.5  Notice of Meetings..............................................  3
Section 2.6  Quorum and Adjournment..........................................  3
Section 2.7  Voting..........................................................  3
Section 2.8  Proxies.........................................................  4
Section 2.9  Judges of Election..............................................  4

                                      ARTICLE III

                                       Directors

Section 3.1  Powers; Organization............................................  4
Section 3.2  Number..........................................................  5
Section 3.3  Nominations.....................................................  5
Section 3.4  Vacancies and Newly Created Directorships.......................  6
Section 3.5  Meetings........................................................  6
Section 3.6  Annual Meeting..................................................  6
Section 3.7  Regular Meetings................................................  6
Section 3.8  Special Meetings................................................  6
Section 3.9  Quorum; Vote Required; Adjournment..............................  6
Section 3.10  Fees and Compensation..........................................  6
Section 3.11  Meetings by Telephonic Communication...........................  6

Section 3.12  Committees.....................................................  7
Section 3.13  Action Without Meeting.........................................  7

                                   ARTICLE IV

                                    Officers


Section 4.1  Appointment and Salaries.......................................   7
Section 4.2  Removal and Resignation........................................   8
Section 4.3  Chairman and Vice Chairman of the Board........................   8
Section 4.4  President......................................................   8
Section 4.5  Vice President.................................................   8
Section 4.6  Secretary......................................................   9
Section 4.7  Treasurer......................................................   9
Section 4.8  Assistant Officers.............................................   9

                                   ARTICLE V

                         Indemnification and Insurance

Section 5.1  Right to Indemnification.......................................   9
Section 5.2  Right of Claimant to Bring Suit................................  10
Section 5.3  Non-Exclusivity of Rights......................................  10
Section 5.4  Insurance......................................................  11
Section 5.5  Expenses as a Witness..........................................  11
Section 5.6  Indemnity Agreements...........................................  11

                                   ARTICLE VI

                                 Miscellaneous

Section 6.1  Seal...........................................................  11
Section 6.2  Stock Certificates; Uncertificated Shares......................  11
Section 6.3  Representation of Shares of Other Corporations.................  11
Section 6.4  Lost, Stolen or Destroyed Certificates.........................  12
Section 6.5  Record Date....................................................  12
Section 6.6  Registered Stockholders........................................  12
Section 6.7  Fiscal Year....................................................  12
Section 6.8  Amendments.....................................................  13
Section 6.9  Waiver of Notice...............................................  13
Section 6.10  Qualification of Stockholders.................................  13

                                                                     Exhibit 3.4

                                RESTATED BYLAWS
                                      OF
                         AECOM TECHNOLOGY CORPORATION
                           (a Delaware corporation)


                           INTRODUCTION; DEFINITIONS

          Set forth below are the bylaws (as may hereafter be amended and restated from time to time, the "Bylaws") of AECOM Technology Corporation, a Delaware corporation (the "Corporation").


                                   ARTICLE I
                                    Offices

          Section 1.1  Registered Office.  The registered office of the
                       -----------------
Corporation shall be in the City of Wilmington, County of New Castle, Delaware and the name of the resident agent in charge thereof is the agent named in the Restated Certificate of Incorporation until changed by the Board.

          Section 1.2  Principal Executive Office.  The principal executive
                       --------------------------
office for the transaction of the business of the Corporation shall be at such place, either within or outside the State of Delaware, as may be established by the Board. The Board is granted full power and authority to change such principal executive office from one location to another.

          Section 1.3  Other Offices.  The Corporation may also have an office
                       -------------
or offices at such other places, either within or outside the State of Delaware, as the Board may from time to time designate or the business of the Corporation may require.

          Section 1.4  Location of Books.  Subject to any provision contained in
                       -----------------
applicable law, the books, documents and papers of the Corporation may be kept at such place, either within or outside the State of Delaware, as may be designated from time to time by the Board or these Bylaws.

                                  ARTICLE II
                           Meetings of Stockholders

          Section 2.1  Place of Meetings; Organization.  Meetings of
                       -------------------------------
stockholders shall be held at such time and place, either within or outside the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his or her absence by the Vice Chairman of the Board, if any, or in his or her absence by the President, or in his or her absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

          Section 2.2  Annual Meetings.  An annual meeting of the stockholders
                       ---------------
of the Corporation for the purpose of electing directors and for the transaction of such other proper business as may come before such meeting shall be held during each fiscal year of the Corporation at such time, date and place as the Board shall determine by resolution. At an annual meeting of the stockholders, the only business which shall be conducted is that which shall have been properly brought before the meeting. The procedures for the proper nomination of a candidate for election as a director are set forth in Section 3.3 of these Bylaws. To be properly brought before an annual meeting of stockholders, any other business must be (a) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Board, (b) otherwise properly brought before the meeting by or at the direction of the Board, or (c) otherwise properly brought before the meeting by a stockholder. For such business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive office of the Corporation, not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days' notice of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Corporations books, of the stockholder proposing such business, (c) the class and number of shares of the Corporation which are beneficially owned by the stockholder, (d) any material interest of the stockholder in such business, and (e) in the event that any proposed action consists of or includes a proposal to amend either the Restated Certificate of Incorporation or these Bylaws, the language of the proposed amendment. If the chairman of the annual meeting determines that any business was not properly brought before the meeting in accordance with the provisions of this Section, he or she shall so declare to the meeting and such business shall not be transacted.

          Section 2.3  Special Meetings.  Special meetings of the stockholders
                       ----------------
of the Corporation for any purpose or purposes may be called at any time by the Board, or by a committee of the Board which has been duly designated by the Board and whose powers and authority, as expressly provided in a resolution of the Board, include the power to call such meetings, but such special meetings may not be called by any other person or persons. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice of the meeting.

          Section 2.4  Stockholder Lists.  The officer who has charge of the
                       -----------------
stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or at the place of the meeting, and the list shall also be available at the meeting during the whole time thereof, and may be inspected by any stockholder who is present. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

          Section 2.5  Notice of Meetings.  Notice of each meeting of
                       ------------------
stockholders, whether annual or special, stating the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which such meeting has been called, shall be given to each stockholder of record entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at the stockholder's address as it appears on the records of the Corporation.

          Section 2.6  Quorum and Adjournment.  The holders of a majority of the
                       ----------------------
stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for holding all meetings of stockholders, except as otherwise provided by applicable law or by the Restated Certificate of Incorporation; provided, however, that the stockholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum (or such greater vote as may be required by law, the Restated Certificate of Incorporation or these Bylaws). If it shall appear that such quorum is not present or represented at any meeting of stockholders, the chairman of the meeting shall have power to adjourn the meeting from time to time until a quorum shall be present or represented. Notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. The chairman of the meeting may determine that a quorum is present based upon any reasonable evidence of the presence in person or by proxy of stockholders holding a majority of the outstanding votes, including without limitation, evidence from any record of stockholders who have signed a register indicating their presence at the meeting.

          Section 2.7  Voting.  At all meetings of stockholders for the election
                       ------
of directors, when a quorum is present, a plurality of the votes of the shares of capital stock present in person or represented by proxy at the meeting and entitled to vote on the election of directors shall be sufficient to elect. In all other matters, when a quorum is present at any meeting, the affirmative vote of the holders of a majority of the shares of capital stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall decide any question brought before such meeting, unless the question is one upon which by express provision of applicable law or of the Restated Certificate of Incorporation or these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. Such vote may be by voice vote or by written ballot; provided, however, that no vote at any meeting of stockholders need be by written ballot unless the Board, in its discretion, or the officer of the Corporation presiding at the meeting, in his or her discretion, specifically directs the use of a written ballot.

          Unless otherwise provided in the Restated Certificate of Incorporation, each stockholder entitled to vote at any meeting of the stockholders shall be entitled to one vote (in person or by proxy) for each share of the capital stock held by such stockholder which has voting power upon the matter in question.

          Section 2.8  Proxies.  Each stockholder entitled to vote at a meeting
                       -------
of stockholders may authorize in writing another person or persons to act for such holder by proxy, but no proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period of time for which it is to continue in force. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing with the Secretary an instrument in writing revoking the proxy or another duly executed proxy bearing a later date.

          Section 2.9  Judges of Election.  The Board may appoint a Judge or
                       ------------------
Judges of Election for any meeting of stockholders. Such Judges of Election, if so appointed, shall decide upon the qualification of the voters and report the number of shares represented at the meeting and entitled to vote, shall conduct the voting and accept the votes and when the voting is completed shall ascertain and report the number of shares voted respectively for and against each position upon which a vote is taken by ballot. The Judges of Election need not be stockholders, and any officer of the Corporation may be a Judge of Election on any position other than a vote for or against a proposal in which such person shall have a material interest.

                                  ARTICLE III
                                   Directors

          Section 3.1  Powers; Organization.  The Board shall have the power to
                       --------------------
manage or direct the management of the property, business and affairs of the Corporation, and except as expressly limited by law, to exercise all of its corporate powers. The Board may establish procedures and rules, or may authorize the chairman of any meeting of stockholders to establish procedures and rules, for the fair and orderly conduct of any meeting of the stockholders including, without limitation, registration of the stockholders attending the meeting, adoption of an agenda, establishing the order of business at the meeting, recessing and adjourning the meeting for the purposes of tabulating any votes and receiving the result thereof, the timing of the opening and closing of the polls, and the physical layout of the facilities for the meeting. Meetings of the Board shall be presided over by the Chairman of the Board, if any, or in his or her absence by the Vice Chairman of the Board, if any, or in his or her absence by the President, or in his or her absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any other person to act as secretary of the meeting.

          Section 3.2  Number.  The exact number shall be fixed from time to
                       ------
time by a resolution adopted by the Board of Directors. Directors need not be stockholders, and each director shall serve until such person's successor shall have been duly elected and qualified, unless such person shall retire, resign, become disqualified or disabled or shall otherwise be removed.

          Section 3.3  Nominations.  Only persons who are nominated in
                       -----------
accordance with the procedures set forth in this Section shall be eligible for election as directors. Nominations of candidates for election as directors of the Corporation may be made by or at the direction of the Board or by any stockholder entitled to vote at a meeting at which directors are to be elected (an "Election Meeting") who complies with the notice procedures set forth in this Section.

          Nominations made by or at the direction of the Board shall be made at a meeting of the Board or by written consent of directors in lieu of a meeting, not less than 75 days prior to the date of an Election Meeting. At the request of the Secretary of the Corporation, each proposed nominee shall provide the Corporation with such information concerning himself or herself as is required to be included in the Corporation's proxy statement soliciting proxies for his or her election as a director.

          Nominations made by a stockholder entitled to vote at an Election Meeting shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive office of the Corporation not less than 60 days nor more than 90 days prior to the Election Meeting; provided, however, that in the event that less than 70 days' notice of the date of the Election Meeting is given or made to the stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of such meeting was mailed or such public disclosure was made. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of capital stock of the Corporation that are beneficially owned by such person and (iv) such other information concerning such person as would be required in a proxy statement soliciting proxies for the election of, directors (including without limitation such person's signed written consent to being named in the proxy statement as a nominee and to serve as a director of the Corporation, if elected); and (b) as to the stockholder giving the notice, (i) the name and address, as they appear on the Corporation's books, of such stockholder and (ii) the class and number of shares of the Corporation which are beneficially owned by such stockholder.

          If the chairman of an Election Meeting determines that a nomination was not made in accordance with the foregoing procedures, he or she shall so declare to the meeting and such nomination shall be void.

          Section 3.4  Vacancies and Newly Created Directorships.  Any newly
                       -----------------------------------------
created directorship resulting from an increase in the number of directors may be filled by a majority of the Board then in office, provided that a quorum is present, and except as provided below, any other vacancy on the Board may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director.

          Section 3.5  Meetings.  The Board may hold annual, regular or special
                       --------
meetings, either within or outside the State of Delaware.

          Section 3.6  Annual Meeting.  The Board shall meet as soon as
                       --------------
practicable after each annual election of directors.

          Section 3.7  Regular Meetings.  Regular meetings of the Board shall be
                       ----------------
held without call or notice at such times and places as shall from time to time be determined by resolution of the Board.

          Section 3.8  Special Meetings.  Special meetings of the Board may be
                       ----------------
called at any time, and for any purpose permitted by law, by the Chairman of the Board (or, if the Board does not appoint a Chairman of the Board, the President), or by the Secretary on the written request of any two members of the Board unless the Board consists of only one director in which case the special meeting shall be called on the written request of the sole director, which meetings shall be held at the time and place designated by the person or persons calling the meeting. Notice of the time, place and purpose of any such meeting shall be given to the directors by the Secretary, or in case of the Secretary's absence, refusal or inability to act, by any other officer.

          Section 3.9  Quorum; Vote Required; Adjournment.  At all meetings of
                       ----------------------------------
the Board, a majority of the whole Board shall be necessary and sufficient to constitute a quorum for the transaction of business. Except as may be otherwise specifically provided by applicable law or by the Restated Certificate of Incorporation or these Bylaws, the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board. Any meeting of the Board may be adjourned to meet again at a stated day and hour. Even though a quorum is not present, as required in this Section, a majority of the Directors present at any meeting of the Board may adjourn from time to time until a quorum be present. Notice of any adjourned meeting need not be given.

          Section 3.10 Fees and Compensation.  Each director and each member of
                       ---------------------
a committee of the Board shall receive such fees and reimbursement of expenses incurred on behalf of the Corporation or in attending meetings as the Board may from time to time determine. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

          Section 3.11 Meetings by Telephonic Communication.  Members of the
                       ------------------------------------
Board or any committee thereof may participate in a meeting of the Board or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this Section shall constitute presence in person at such meeting.

          Section 3.12  Committees.  The Board may, by resolution passed by a
                        ----------
majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority in reference to: (a) amending the Restated Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board as provided in Section 151(a) of the Delaware General Corporation Law, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series); (b) adopting an agreement of merger or consolidation under Section 251 or 252 of the Delaware General Corporation Law; (c) recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets;
(d) recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution; or (e) amending these Bylaws. Each committee shall have such name as may be determined from time to time by resolution adopted by the Board and shall keep minutes of its meetings and report to the Board when required. Unless the Board otherwise provides, each committee designated by the Board may make, alter and repeal rules for the conduct of its business. In the absence of such rules, each committee shall conduct its business in the same manner as the Board conducts its business pursuant to these Bylaws.

          Section 3.13  Action Without Meeting.  Unless otherwise restricted by
                        ----------------------
applicable law or by the Restated Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all members of the Board or of such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the Board or committee.

                                  ARTICLE IV
                                   Officers

          Section 4.1  Appointment and Salaries.  The following officers of the
                       ------------------------
Corporation shall be appointed by the Board: a Chairman of the Board, a President, a Secretary and a Treasurer. The Board may also appoint a Vice Chairman of the Board. The Board or the President may appoint such other officers (including Vice Presidents, Assistant Secretaries and Assistant Treasurers) as the Board or the President may deem necessary or desirable. The officers shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board or, in the case of an officer not appointed by the Board, by the President. In the absence of a determination by the Board or the President, as the case may be, of the term of office of an officer, such officer shall hold office until the first meeting of the Board after the annual meeting of stockholders next succeeding the officer's election. Each officer shall hold his or her office until the officer's successor is elected and qualified or until the officer's earlier resignation or removal. The Board shall fix the salaries of the Chairman of the Board, the President, Secretary, and Treasurer and any Vice Chairman of the Board. Unless prohibited by applicable law or by the Restated Certificate of Incorporation or these Bylaws, one person may be elected or appointed to serve in more than one official capacity.

          Section 4.2  Removal and Resignation.  Any officer may be removed at
                       -----------------------
any time, either with or without cause, by the Board or, in the case of an officer not appointed by the Board, by the President. Any officer may resign at any time by giving notice to the Board, the President or the Secretary. Any such resignation shall take effect at the date of receipt of such notice or at any later time specified therein and, unless otherwise specified in such notice, the acceptance of the resignation shall not be necessary to make it effective. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board at any meeting of the Board or, in the case of an officer not appointed by the Board, by the President.

          Section 4.3  Chairman and Vice Chairman of the Board.  The Board shall
                       ---------------------------------------
appoint a chairman of the Board of the Corporation (the "Chairman of the Board"). He or she shall, if present, preside at all meetings of the stockholders and of the Board. The Board may also, at its election, appoint a vice chairman of the Board of the Corporation (the "Vice Chairman of the Board"). In the absence of the Chairman of the Board, the Vice Chairman of the Board, if any, shall perform the duties of the Chairman of the Board and when so acting shall have all the powers of and be subject to all the restrictions upon the Chairman of the Board. The Vice Chairman of the Board shall perform such other duties and have such other powers as the Board or the Chairman of the Board may from time to time prescribe.

          Section 4.4  President.  Unless provided otherwise by the Board, the
                       ---------
president of the Corporation (the "President") shall be the general manager and Chief Executive Officer of the Corporation and shall, subject to the control of the Board of Directors, have supervising authority over and may exercise general executive powers concerning all of the operations and business of the Corporation, with the authority from time to time to delegate to other officers such executive and other powers and duties as the President may deem advisable. The President shall be ex officio member of all the standing committees and shall have the general powers and duties of management usually vested in the office of president of a corporation and shall have such other powers and duties as may be prescribed by the Board of Directors. In the absence of the Chairman of the Board and/or a Vice Chairman of the Board, the President shall perform the duties and shall have all the powers of the Chairman of the Board.

          Section 4.5  Vice President.  In the absence of the President, or in
                       --------------
the event of the President's inability or refusal to act, the vice president of the Corporation (the "Vice President"), if any, (or if there be more than one Vice President, the Vice Presidents in the order of their rank or, if of equal rank, then in the order designated by the Board or the President or, in the absence of any designation, then in the order of their appointment) shall perform the duties of the President and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Vice President shall perform such other duties and have such other powers as the Board or the President may from time to time prescribe.

          Section 4.6  Secretary.  The secretary of the Corporation (the
                       ---------
"Secretary") shall attend all meetings of the Board (unless the Board shall otherwise determine) and all meetings of the stockholders and record all the proceedings of the meetings of the Corporation and of the Board in a book to be kept for that purpose and shall perform like duties for the committees when required. The Secretary shall give, or cause to be given, notice of all meetings of stockholders and special meetings of the Board. The Secretary shall have custody of the corporate seal of the Corporation and shall have authority to affix the same to any instrument requiring it and to attest it. The Secretary shall perform such other duties and have such other powers as the Board or the President may from time to time prescribe.

          Section 4.7  Treasurer.  The treasurer of the Corporation (the
                       ---------
"Treasurer") shall have custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board. The Treasurer may disburse the funds of the Corporation as may be ordered by the Board or the President and shall render to the Board at its regular meetings, or when the Board so requires, an account of transactions and of the financial condition of the Corporation. The Treasurer shall perform such other duties and have such other powers as the Board or the President may from time to time prescribe.

          Section 4.8  Assistant Officers.  An assistant officer (e.g., an
                       ------------------
Assistant Secretary or an Assistant Treasurer) shall, in the absence of the officer to whom such person is an assistant or in the event of such officer's inability or refusal to act (or, if there be more than one such assistant officer, the assistant officers in the order designated by the Board or the President or, in the absence of any designation, then in the order of their appointment), perform all of the duties and exercise all of the powers of such officer. An assistant officer shall perform such other duties and have such other powers as the Board or the President may from time to time prescribe.

                                   ARTICLE V
                         Indemnification and Insurance

          Section 5.1  Right to Indemnification.  Each person who was or is a
                       ------------------------
party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether brought in the name of the Corporation or otherwise and whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action or inaction in an official capacity or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the laws of Delaware, as the same exist or may hereafter be amended, against all costs, charges, expenses, liabilities and losses (including attorneys' fees, judgments, fines,

ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith, and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in
                              --------  -------
Section 5.2 hereof, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board. The right to indemnification conferred in this Article shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law
             --------- -------
requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section or otherwise. The Corporation may, by action of the Board, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers. Any amendment to this
Article V or to the Delaware General Corporation Law shall, to the extent such amendment may have the effect of limiting, reducing, or eliminating the Corporation's obligations to indemnify or to advance expenses, be effective only prospectively and shall not affect any right to indemnity or advances arising out of or in connection with facts or circumstances in existence prior to the effectiveness of such amendment.

          Section 5.2  Right of Claimant to Bring Suit.  If a claim under
                       -------------------------------
Section 5.1 of this Article is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has failed to meet a standard of conduct which makes it permissible under Delaware law for the Corporation to indemnify the claimant for the amount claimed. Neither the failure of the Corporation (including its Board, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is permissible in the circumstances because he or she has met such standard of conduct, nor an actual determination by the Corporation (including its Board, independent legal counsel, or its stockholders) that the claimant has not met such standard of conduct, shall be a defense to the action or create a presumption that the claimant has failed to meet such standard of conduct.

          Section 5.3  Non-Exclusivity of Rights.  The right to indemnification
                       -------------------------
and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Restated Certificate of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

          Section 5.4  Insurance.  The Corporation may maintain insurance, at
                       ---------
its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under Delaware law.

          Section 5.5  Expenses as a Witness.  To the extent that any director,
                       ---------------------
officer, employee or agent of the Corporation is by reason of such position, or a position with another entity at the request of the Corporation, a witness in any action, suit or proceeding, he shall be indemnified against all costs and expenses actually and reasonably incurred by him or her or on his or her behalf in connection therewith.

          Section 5.6  Indemnity Agreements.  The Corporation may enter into
                       --------------------
agreements with any director, officer, employee or agent of the Corporation providing for indemnification to the full extent permitted by Delaware law.

                                  ARTICLE VI
                                 Miscellaneous

          Section 6.1  Seal.  It shall not be necessary to the validity of any
                       ----
instrument executed by any authorized officer or officers of the Corporation that the execution of such instrument be evidenced by the corporate seal, and all documents, instruments, contracts and writings of all kinds signed on behalf of the Corporation by any authorized officer or officers shall be as effectual and binding on the Corporation without the corporate seal, as if the execution of the same had been evidenced by affixing the corporate seal thereto. The Board may give general authority to any officer to affix the seal of the Corporation and to attest the affixing by signature.

          Section 6.2  Stock Certificates; Uncertificated Shares.  The shares of
                       -----------------------------------------
the Corporation shall be represented by certificates; provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of the Corporation's stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board, every holder of stock represented by certificates and, upon request, every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of, the Corporation by the Chairman or Vice Chairman of the Board, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile signature. If any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent, or registrar at the date of the issuance.

          Section 6.3  Representation of Shares of Other Corporations.  Any and
                       ----------------------------------------------
all shares of any other corporation or corporations standing in the name of the Corporation shall be voted, and all rights incident thereto shall be represented and exercised on behalf of the Corporation, as follows: (i) as the Board may determine from time to time, or (ii) in the absence of such determination, by the President. The foregoing authority may be exercised either by such officer in person or by any other person authorized so to do by proxy or power of attorney duly executed by such officer.

          Section 6.4  Lost, Stolen or Destroyed Certificates.  The Board may
                       --------------------------------------
direct a new certificate or certificates of stock or uncertificated shares be issued in place of any certificate theretofore issued and that is alleged to have been lost, stolen or destroyed, upon the making of an affidavit of the fact by the person claiming the certificate to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board may, in its discretion and as a condition precedent to the issuance, require the owner of such certificate or certificates, or such person's legal representative, to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the lost, stolen or destroyed certificate.

          Section 6.5  Record Date.  The Board may fix a date as a record date,
                       -----------
which shall not precede the date upon which the resolution fixing such record date is adopted by the Board, for the determination of stockholders entitled (a) to notice of or to vote at any meeting of stockholders, so long as such record date is not more than sixty days nor less than ten days before the date of such meeting, or (b) to receive payment of any dividend or other distribution or allotment of any rights, or to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, so long as such record date is not more than sixty days prior to such action. Only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting and any adjournment thereof, or to receive payment of such dividend or other distribution, or to receive such allotment of rights, or to exercise such rights, or for the purpose of any such other lawful action, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date is so fixed. If no record date is fixed by the Board: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (2) the record date for determining stockholders for any other purpose stated above shall be at the close of business on the day on which the Board adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

          Section 6.6  Registered Stockholders.  The Corporation shall be
                       -----------------------
entitled to treat the holder of record of any share or shares of stock of the Corporation as the holder in fact thereof and shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, except as expressly provided by applicable law.

          Section 6.7  Fiscal Year.  The fiscal year of the Corporation shall be
                       -----------
fixed by resolution of the Board.

          Section 6.8  Amendments.  Subject to any contrary or limiting
                       ----------
provisions contained in the Restated Certificate of Incorporation, these Bylaws may be repealed, altered, amended or rescinded, or new Bylaws may be adopted by the Board of Directors or the stockholders of the Corporation. Any Bylaws adopted, amended or altered by the stockholders may be amended, altered or repealed by the Board or the stockholders.

          Section 6.9  Waiver of Notice.  Whenever any notice is required to be
                       ----------------
given under the provisions of the General Corporation Law of Delaware or of the Restated Certificate of Incorporation or these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to the notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice.

          Section 6.10  Qualification of Stockholders.
                        -----------------------------

          (a) No person shall hold or continue to hold shares of the Convertible Preferred Stock (the "Convertible Preferred Stock") or the Common Stock of the Corporation (the "Common Stock" and collectively with the Convertible Preferred Stock, the "Employee Stock") unless such person is (i) a director or an employee of the Corporation or of a member of the same controlled group, as defined in Section 409(l) of the Internal Revenue Code (the "Code") (or any successor provision), (ii) a trust described in Section 401(a) of the Code (or any successor provision or overseas counterpart thereto), (iii) an individual retirement account as defined in Section 408(a) of the Code (or any successor provision or overseas counterpart thereto) of an employee of the Corporation or of a member of the same controlled group, as defined in Section 409(l) of the Code (or any successor provision), (iv) a legal spouse, son, or daughter of an employee of the Corporation or of a member of the same controlled group, as defined in Section 409(l) of the Code (or any successor provision) (a "Permitted Relative"); (v) a corporation or partnership owned or controlled by one or more employees of the Corporation or of a member of the same controlled group, as defined in Section 409(l) of the Code (or any successor provision) and/or a Permitted Relative (a "Permitted Corporation" and a "Permitted Partnership", as the case may be), or (vi) a nominee for any person entitled to hold Employee Stock under this Section 6.10(a) or an inter vivos or other trust maintained for the principal benefit of an employee of the Corporation or of a member of the same controlled group, as defined in Section 409(l) of the Code (or any successor provision), and/or a Permitted Relative, and/or a Permitted Corporation and/or a Permitted Partnership. If such employee no longer meets the qualifications to be a holder of Employee Stock, then such employee, or such stockholder qualifying under subparts (iii) through (vi) above, shall be obligated to offer to sell to the Corporation all of the shares of Employee Stock owned beneficially or of record by or with respect to such employee at the "Liquidation Preference" (as defined in the Corporation's Certificate of Incorporation) in the case of the Convertible Preferred Stock, and/or the Common Valuation Price (as defined below) in the case of the Common Stock, and on the terms set forth below. Nothing herein shall be deemed to prohibit the Corporation from issuing Employee Stock to (x) a retired employee of a corporation purchased by or merged into the Corporation or a subsidiary thereof who owns shares of capital stock of such purchased or merged corporation (or to a stockholder that would other wise qualify, with respect to such retired employee, under subparts (iii) through (vi) above), in full or partial consideration for such shares, provided that the Board of Directors of the Corporation shall, in its sole discretion, designate such retired employee of such purchased or merged corporation to be eligible to receive Employee Stock; provided further, that such retired employee shall be deemed to have a Retirement Date, as hereinafter defined, as of the date that the shares of Employee Stock were issued to him, and such employee, or such stockholder qualifying under subparts (iii) through (vi) above, shall be obligated to offer to sell to the Corporation all of the shares of Employee Stock owned beneficially or of record by or with respect to such employee at the Liquidation Preference, and/or the Common Valuation Price in the case of the Common Stock, and on the terms set forth below; or (y) to any other shareholder of a corporation purchased by or merged into the Corporation or a subsidiary thereof who owns shares of capital stock of such purchased or merged corporation, in full or partial consideration for such shares, under such terms and conditions as may be agreed upon by the Corporation, and subject to approval by the Board of Directors of the Corporation. No holder of Employee Stock shall be entitled to transfer Employee Stock nor shall the Corporation be entitled to issue Employee Stock to any person whomsoever other than (1) an existing holder of Employee Stock or (2) any person who will hold such stock, in accordance with
(vi) above, as a nominee and subject to approved nominee arrangements, without the written consent of the Corporate Secretary of the Corporation, and any issue, transfer or attempted or purported transfer that does not comply with this provision shall be void ab inito and of no force or effect.

          (b) Within 90 days after the end of the fiscal year in which the stockholder no longer meets the qualifications to be a holder of Employee Stock (a "Purchase Period"), the Corporation may, if it so elects, and to the extent permitted by applicable law and subject to the provisions of that certain Senior Secured Revolving Credit and Guaranty Agreement, dated March 1990, among the Corporation, the Banks named or referred to therein, Citibank, N.A., as Issuing Bank and Citicorp North America, Inc., as Agent and as Term Loan Agent, or any other loan the proceeds of which are used to refinance or repay such loan or the loan guaranteed thereunder (the "Loan"), purchase all of the shares of stock of the stockholder at a purchase price equal to the Liquidation Preference of Convertible Preferred Stock purchased and/or the Common Valuation Price per share of Common Stock purchased. The aggregate purchase price shall be paid by the Corporation by check.

          If the Corporation does not elect to purchase all of the shares of Employee Stock of the stockholder with cash, the Corporation shall, to the extent permitted by applicable law and subject to the provisions of the Loan, offer to purchase all the shares of stock of the stockholder at a purchase price equal to the Liquidation Preference in the case of the Convertible Preferred Stock or the Common Valuation Price per share in the case of the Common Stock. Such purchase price shall be paid by means of a five-year unsecured promissory note dated as of a date within 90 days after the end of the fiscal year in which the stockholder no longer meets the qualifications to be a holder of Employee Stock, in the principal amount equal to the aggregate purchase price, with principal and interest payable annually, each payment to consist of 20% of the initial principal amount of the promissory note plus accrued but unpaid interest at the rate per annum equal to IBOR plus 1% per annum, which promissory note shall be subordinated to AECOM's Credit Agreement and Senior Notes (but in neither event in excess of the maximum interest rate allowable under applicable law). Such stockholder shall have thirty days to accept such offer, if made, by the Corporation. Alternatively, such stockholder may elect for the Corporation to make five annual repurchases of all or a portion of the stockholder's Common Stock, which shall commence within 90 days after the end of the fiscal year in which occurs the stockholder's Retirement Date, death or Break in Service. The first such payment shall equal one-fifth of the stockholder's elected Common Stock balance; the second such payment shall equal one-fourth of the stockholder's remaining elected Common Stock balance; the third such payment shall equal one-third of the stockholder's remaining elected Common Stock balance; the fourth such payment shall equal one-half of the stockholder's remaining elected Common Stock balance; and the fifth such payment shall equal the balance of the stockholder's elected Common Stock. As used herein, the term "Break in Service" means a fiscal year during which the stockholder has not completed more than 500 Hours of Service; the term "Hours of Service" means the stockholder's hours of service as provided in Section 2.22 of the Corporation's Employee Stock Ownership Plan ("ESOP"); and the term "Retirement Date" means the date of a stockholder's Normal Retirement Date, Deferred Retirement Date, or Disability Retirement Date, as provided in Article VIII of the ESOP. Alternatively, in lieu of such five annual payments or repurchases, such stockholder may elect for the Corporation to make nine annual repurchases of all or a portion of the stockholder's Common Stock, which shall commence within 90 days after the end of the fiscal year in which occurs the Participant's Retirement Date, death or Break in Service. The first such payment shall equal one-ninth of the stockholder's elected Common Stock balance; the second such payment shall equal one-eighth of the stockholder's remaining elected Common Stock balance; the third such payment shall equal one-seventh of the stockholder's remaining elected Common Stock balance; the fourth such payment shall equal one-sixth of the stockholder's remaining elected Common Stock balance; the fifth such payment shall equal one-fifth of the stockholder's elected Common Stock; the sixth such payment shall equal one-fourth of the stockholder's elected Common Stock balance; the seventh such payment shall equal one-third of the stockholder's remaining elected Common Stock balance; the eighth such payment shall equal one-half of the stockholder's remaining elected Common Stock balance; and the ninth such payment shall equal the balance of the stockholder's elected Common Stock. The Corporation may accelerate such installment repurchases at any time.

          For purposes of this Section 6.10(b), Common Valuation Price shall mean the price per share at which shares of Common Stock were sold to the Corporation's Stock Investment Plan (or any successor plan) or the per share valuation of the Common Stock under the Corporation's Stock Investment Plan (or any successor plan) as of the end of the fiscal year in which the stockholder no longer meets the qualifications to be a holder of Employee Stock, or if no such sale occurred or no such valuation has been established as of such date, then the Common Valuation Price shall be the fair market value of a share of Common Stock (as determined on an enterprise basis by an investment banker appointed in good faith by the Board) as of such date.

          (c) If the Corporation elects to purchase for cash or to offer to purchase for the promissory note as described in Section 6.10(b) (collectively, "Purchases") some but not all of the shares of Employee Stock otherwise available to be purchased during a Purchase Period, such Purchases shall be made by the Corporation in the order hereinafter set forth. First, Purchases will be made from those who wish to sell on account of hardship, as defined in Section

11.2 of the Corporation's Stock Investment Plan. Next, Purchases will be made from persons who no longer meet the qualifications to be a holder of Employee Stock as a result of:

          (i) first, death or disability (excluding persons who have elected to receive distributions to which they are entitled under the Corporation's Stock Investment Plan or Investment Plan in installments);

          (ii) second, termination of employment by a person who has attained normal retirement age (as determined under the Corporation's Stock Investment Plan) (excluding persons who have elected to receive distributions to which they are entitled under the Corporation's Stock Investment Plan or Investment Plan in installments);

          (iii) third, termination of employment that did not result from death or disability or is not covered by clause (ii) hereof (excluding persons who have elected to receive distributions to which they are entitled under the Corporation's Stock Investment Plan or Investment Plan in installments); and

          (iv) fourth, termination of employment by a person who has elected to receive distributions to which they are entitled under the Corporation's Stock Investment Plan or Investment Plan in installments;

provided that the determination of whether any Purchase will be made for cash or
--------
will be made by an offer to purchase for the promissory note as described in
Section 6.10(b) shall be within the sole discretion of the Corporation.

          To the extent the amount the Corporation elects to purchase is sufficient to make all Purchases in any of the above clauses (and all preceding clauses), then all Purchases as described in said clause (and all preceding clauses) will be made and any excess to be purchased shall be used to make Purchases described in the next following clause according to the following sentence. The persons described in such next following clause shall be listed in order (for the person with the lowest number of shares of Employee Stock subject to purchase first to the person with the greatest number of shares of Employee Stock subject to purchase last) and Purchases shall be made with respect to such persons in such order until all remaining Purchases to be made have been made.

          (d) The Corporation reserves the right to engage in Purchases of some or all shares of Common Stock within a shorter period of time than that provided for above, in which event the Common Valuation Price shall mean the most recent price per share at which shares of Common Stock were sold to the Corporation's Stock Investment Plan (or any successor plan) or the most recent per share valuation of the Common Stock under the Corporation's Stock Investment Plan (or any successor plan), or if no such sale occurred or no such valuation has been established as of a date within 270 days prior to the date on which the Corporation gives notice of such intent, then the Common Valuation Price shall be the fair market value of a share of Common Stock (as determined on an enterprise basis by an investment banker appointed in good faith by the Board) as of the end of the month preceding the month in which the Corporation gives notice of such intent.

          (e) Notwithstanding anything contained herein to the contrary, any holder of Common Stock wishing to sell Common Stock to the Corporation on account of hardship (as defined by Section 11.2 of the Corporation's Stock Investment Plan) or pursuant to Section 6.10(c)(i) hereof may make demand on the Corporation to engage in a Purchase of such Common Shares, and the Corporation shall engage in such Purchase according to the procedure set forth in Section 6.10(b) hereof, within ninety (90) days after the date of such demand, to the extent permitted by applicable law and subject to the provisions of the Loan, in which event the Common Valuation Price shall mean the most recent price per share at which shares of Common Stock were sold to the Corporation's Stock Investment Plan (or any successor plan) or the most recent per share valuation of the Common Stock under the Corporation's Stock Investment Plan (or any successor plan), or if no such sale occurred or no such valuation has been established as of a date within 270 days prior to the date on which the Corporation gives notice of such intent, then the Common Valuation Price shall be the fair market value of a share of Common Stock (as determined on an enterprise basis by an investment banker appointed in good faith by the Board) as of the end of the month preceding the month in which the holder gives notice of such intent.

          (f) If any of the shares of Employee Stock of such stockholder are not purchased as provided in this Section 6.10, then any such unpurchased shares of Employee Stock shall no longer be subject to the provisions of this Section 6.10.

          (g) If foreclosure or sale (including any transfer in lieu of foreclosure) of Employee Stock occurs pursuant to the terms of the ESOP Loan (as defined in the Restated Certificate of Incorporation) or any security agreements referred to therein, then notwithstanding the foregoing, the provisions of this
Section 6.10 shall cease to be in force in the case of any bank or other person acquiring any or all of the shares of the Employee Stock as a result of such foreclosure or sale.

          (h) For purposes of this Section 6.10, all notices shall be sent by registered or certified mail, postage prepaid, return receipt requested, to the principal executive office of the Corporation, in the case of notices to the Corporation, or to the address of such holder as it appears on the books of the Corporation (or if no such address appears, at the place where the principal office of the Corporation is located), in the case of notices to such holder, and shall be deemed given three days after so mailed.

          (i)  Notwithstanding any other provision in these Bylaws, this Section
6.10 shall be void and of no further force or effect from and after the date that this Corporation has a class of equity securities registered pursuant to
Section 12 of the Securities Exchange Act of 1934.